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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): January 28, 2003

                                 KENNAMETAL INC.
               (Exact name of registrant as specified in charter)

         PENNSYLVANIA                   1-5318                  25-0900168
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)         Identification Number)

                               1600 Technology Way
                           Latrobe, Pennsylvania 15650
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (412) 539-5000
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Item 5.  Other Events and Regulation FD Disclosure

         The Company's Press Release dated January 28, 2003 and filed as Exhibit
99.1 hereto is incorporated herein by reference.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2003

                                             KENNAMETAL INC.

                                                By: /s/  David W. Greenfield

                                                ------------------------------
                                                Name:  David W. Greenfield
                                                Title:  Vice President,
                                                Secretary and General Counsel
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                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION                             REFERENCE
-------                    -----------                             ---------

 99.1          Press Release dated January 28, 2003              Filed herewith